Exhibit 10.2
Execution Version
FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 8, 2023 (this “Amendment”), is entered into by and among PURECYCLE TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), (b) the Guarantors (as defined herein), (c) the Lenders (as defined herein), (d) MADISON PACIFIC TRUST LIMITED, as Administrative Agent (in such capacity, the “Administrative Agent”), and (e) MADISON PACIFIC TRUST LIMITED, as Security Agent (in such capacity, the “Security Agent”).
PRELIMINARY STATEMENTS:
WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Security Agent are party to that certain Credit Agreement, dated as of March 15, 2023 (amended, amended and restated, modified, extended, restated, replaced or supplemented prior to the date hereof, the “Credit Agreement” and, the Credit Agreement as amended and modified by this Amendment, the “Amended Credit Agreement”). Capitalized terms used herein and not otherwise defined in this Amendment shall have the same meanings as specified in the Amended Credit Agreement.

WHEREAS, the parties hereto have agreed to amend the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, (a) the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit A hereto.
SECTION 2.Amendments to Security Agreement. Subject to the terms and conditions set forth herein, the Security Agreement is hereby amended as follows:

(a)Subsection (f) of the definition of “Excluded Property” in the Security Agreement is hereby amended by adding the phrase “and Section 7.01(q) of the Credit Agreement to secure Indebtedness permitted pursuant to Section 7.02(k) of the Credit Agreement” after the phrase “Section 7.01(i) of the Credit Agreement to secure Indebtedness permitted pursuant to Section 7.02(c) of the Credit Agreement”.
(b)Section 4.03 of the Security Agreement is hereby amended and restated to read in its entirety as follows:
“Section 4.03    Deposit Account Control Agreement.
Subject to Section 6.21 of the Credit Agreement, within ninety (90) days following the date hereof or following the date of opening or replacing any Deposit Account (or, in each case, such later date as may be agreed to by the Security Agent in its reasonable discretion), the Grantor will provide to the Security Agent a Deposit Account Control Agreement duly executed on behalf of each financial institution holding a Deposit Account (other than Excluded Accounts) of the Grantor.”

SECTION 3.Conditions of Effectiveness. The amendments to the Credit Agreement contained in Section 1 hereof shall become effective as of the first date on which the following conditions shall have been satisfied (or waived):

(a)The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Security Agent.
(b)The Administrative Agent shall have received executed copies of each of (i) the Pure Plastic Credit Agreement, (ii) the Security Agreement (as defined in the Pure Plastic Credit Agreement), (iii) the Intellectual Property Security Agreement (as defined in the Pure Plastic Credit Agreement) and (iv) the Intercreditor Agreement, in each case reasonably satisfactory to the Administrative Agent.
SECTION 4.Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to the Administrative Agent:

(a)The representations and warranties of the Borrower and each Guarantor contained in the Credit Agreement or any other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and except that for purposes of this Section 4, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.
(b)The execution, delivery and performance by the Borrower and each Guarantor of this Amendment are within the Borrower’s and such Guarantor’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action and, if required, action by any holders of its Equity Interests.
(c)This Amendment constitutes the legal, valid and binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
(d)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 5.Ratification and Reaffirmation; Effect of this Amendment.

(a)Each Loan Party hereby consents to the amendments effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement and in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby (I) confirms that (i) the existing security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the Loan Documents (as defined in the Credit Agreement) in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided therein and (ii) neither the modifications effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment (A) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred or (B) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens and (II) ratifies its guarantee of the Obligations as provided in any Guaranty that is effective immediately prior to the date hereof.
(b)Except as expressly set forth or referenced herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver or novation of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Security Agent under, the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any party hereto to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(c)Unless the context otherwise requires, from and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” or words of like import in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Section 11.14 and Section 11.15 of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

SECTION 7.Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 8.Execution in Counterparts; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Except as provided in Section 5, this Amendment shall become effective by and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.

SECTION 9.Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, in each case, in accordance with Section 11.04 of the Credit Agreement.

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    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers as of the date first above written.
                        BORROWER:
PURECYCLE TECHNOLOGIES, INC.
By: /s/ Larry Somma
Name: Larry Somma
Title: Chief Financial Officer

GUARANTORS:

PURECYCLE TECHNOLOGIES HOLDINGS CORP.

By: /s/ Larry Somma
Name: Larry Somma
Title: Chief Financial Officer
PURECYCLE TECHNOLOGIES, LLC

By: /s/ Larry Somma
Name: Larry Somma
Title: Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

MADISON PACIFIC TRUST LIMITED, as Administrative Agent

By: /s/ Cassandra Ho
Name: Cassandra Ho
Title: Managing Director
MADISON PACIFIC TRUST LIMITED, as Security Agent

By: /s/ Cassandra Ho
Name: Cassandra Ho
Title: Managing Director

SYLEBRA CAPITAL PARTNERS MASTER FUND, LTD, as a Lender

By: /s/ Matthew Whitehead
Name: Matthew Whitehead
Title: Authorized Signatory
[Signature Page to First Amendment to Credit Agreement]

SYLEBRA CAPITAL PARC MASTER FUND, as a Lender

By: /s/ Matthew Whitehead
Name: Matthew Whitehead
Title: Authorized Signatory
SYLEBRA CAPITAL MENLO MASTER FUND, as a Lender

By: /s/ Matthew Whitehead
Name: Matthew Whitehead
Title: Authorized Signatory
[Signature Page to First Amendment to Credit Agreement]

Exhibit A

(Attached hereto)